UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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G REIT, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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G REIT, INC.

1551 N. Tustin Avenue, Suite 650
Santa Ana, California 92705
Telephone: (877) 888-7348

May 27, 2003

Dear Shareholder:

      On behalf of the Board of Directors, I cordially invite you to attend the 2003 Annual Meeting of Shareholders of G REIT, Inc. to be held at the Broadmoor Hotel, 1 Lake Avenue, Colorado Springs, Colorado 80906, on June 28, 2003 at 9:00 a.m. local time. We look forward to your attendance.

      The accompanying Notice of Annual Meeting and Proxy Statement describe the formal business to be acted upon by the shareholders. During the Annual Meeting, we also will report on the operations of the Company. Several directors and officers of the Company will be present to respond to any questions shareholders may have.

      Your vote is very important. Regardless of the number of shares you own in the Company, it is very important that your shares be represented. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the enclosed Proxy Card and returning it to the Company by fax to (714) 667-6843 or in the accompanying postage-paid return envelope. You also may vote via the Internet at www.1031nnn.com/ VoteGREIT or by telephone by dialing toll-free 1-800-908-0638. Please follow the directions provided in the Proxy Statement. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote will be counted if you are unable to attend the Annual Meeting.

      YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER, AND FOR YOUR CONTINUED SUPPORT OF AND INTEREST IN OUR COMPANY.

Sincerely,

Anthony W. Thompson
Chairman, President and CEO

G REIT, INC.

1551 N. Tustin Avenue, Suite 650
Santa Ana, California 92705
Telephone: (877) 888-7348

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 28, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of G REIT, Inc., a Virginia corporation (the “Company”) will be held on June 28, 2003 at 9:00 a.m. local time, at the Broadmoor Hotel, 1 Lake Avenue, Colorado Springs, Colorado 80906, for the following purposes:

1. To elect five directors to the Company’s Board of Directors;

2. To approve the Company’s Independent Director Stock Option Plan;

3. To approve the Company’s Officer and Employee Stock Option Plan;

4. To ratify the appointment of the accounting firm of Grant Thornton, LLP as independent auditors for the Company for the current year; and

5. To transact any other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

      These items are fully discussed in the following pages, which are made part of this Notice. Only shareholders of record at the close of business on May 10, 2003 are entitled to vote at the Annual Meeting. A list of shareholders entitled to vote will be available for inspection at the offices of G REIT, Inc., 1551 N. Tustin Avenue, Suite 650, Santa Ana, California 92705, for the 10-day period immediately preceding the Annual Meeting.

      Please sign and date the accompanying Proxy Card and return it promptly by fax to (714) 667-6843 or in the enclosed postage-paid envelope whether or not you plan to attend. You also may vote your shares electronically via the Internet at www.1031nnn.com/ VoteGREIT or by telephone by dialing toll-free 1-800-908-0638. Instructions are included with the Proxy Card. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have returned your Proxy Card. Your proxy may be revoked at any time prior to its exercise.

BY ORDER OF THE BOARD OF DIRECTORS

Anthony W. Thompson
Chairman, President and CEO

G REIT, Inc.

1551 N. Tustin Avenue, Suite 650
Santa Ana, California 92705
(877) 888-7348

PROXY STATEMENT

       The enclosed proxy is solicited by the Board of Directors of G REIT, Inc. (the “Company”) for use in voting at the Annual Meeting of Shareholders (“Annual Meeting”) to be held June 28, 2003 at 9:00 a.m. local time, at the Broadmoor Hotel, 1 Lake Avenue, Colorado Springs, Colorado 80906, and at any adjournment or postponement thereof, for the purposes set forth in the attached Notice. The proxy solicitation materials were mailed to shareholders on or about May 27, 2003.

      No director has informed the Company that he intends to oppose any action intended to be taken by the Company. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations may be made by mail or by telephone or personal interview by directors, officers and regular employees of the Company, none of whom will receive additional compensation for these services. The Company reserves the right to retain an outside proxy solicitation firm to assist in the solicitation of proxies, but at this time does not have plans to do so. Cost of solicitation of proxies will be borne by the Company.

Voting and Revocability of Proxies

      When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR approval of the Company’s Independent Director Stock Option Plan, FOR approval of the Company’s Officer and Employee Stock Option Plan, and FOR ratification of the appointment of auditors. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment with respect to such matters. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Secretary of the Company prior to the Annual Meeting or by giving a later dated proxy.

      Each share of common stock outstanding on the record date is entitled to one vote on all matters coming before the Annual Meeting. If a share is represented for any purpose at the Annual Meeting it is deemed to be present for quorum purposes and for all other matters as well. A shareholder may abstain or withhold his vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item. Except for certain items for which brokers are prohibited from exercising their discretion, a broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Under the circumstances where the broker is not permitted to, or does not exercise its discretion, assuming proper disclosure to the Company of such inability to vote, the broker non-votes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as not voting in favor of the particular matter. To obtain approval of the election of the nominees for directors, approval of each of the stock option plans, and ratification of the appointment of auditors, the votes cast in favor of these proposals must exceed the votes cast opposing the proposals.

      Voting by Mail — Shareholders may vote by completing the attached Proxy Card and mailing it to the Company in the enclosed self addressed return envelope.

      Voting by Fax — Shareholders may vote by completing the attached Proxy Card and faxing it to the Company at (714) 667-6843.

      Voting by Telephone — Shareholders may vote by telephone by dialing toll-free 1-800-908-0638 until 11:59 p.m. Pacific Standard Time, June 25, 2003. The touch-tone telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Shareholders should have their Proxy Card available when voting by telephone.

      Voting by Internet — Shareholders may vote electronically using the Internet at www.1031nnn.com/ VoteGREIT until 11:59 p.m. Pacific Standard Time, June 25, 2003. The Internet voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Shareholders should have their Proxy Card available when voting via the Internet.

Record Date and Shares Outstanding

      As of May 10, 2003, G REIT had 5,387,731 shares of common stock outstanding. Only shareholders of record at the close of business on May 10, 2003 will be entitled to vote at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Information about Director Nominees

      The Company’s Amended and Restated Articles of Incorporation provide that the Company’s Board of Directors shall consist of between three and nine directors. Each director serves a term of one year, but may be re-elected. Each of the nominees listed below is standing for re-election, and if elected, will constitute the entire Board of Directors until the next annual meeting of the shareholders of the Company.

      Unless otherwise instructed on the proxy, the shares represented by proxies will be voted FOR the election as directors of all of the nominees named below. Each of the nominees has consented to being named as a nominee in this Proxy Statement and has agreed that, if elected, he will serve on the Board of Directors for his one-year term and until his successor has been elected. If any nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute nominee designated by the Board of Directors. The Company is not aware of any family relationship among any of the nominees to become directors or executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him or any other person relating to his election as a director except that such nominees have agreed to serve as directors of the Company if elected.

      The following table sets forth the name, age, principal occupation, and respective service dates of each person who has been nominated to be a director of the Company.

Name of Nominee	Age	Principal Occupation	Title

Anthony W. Thompson	56	Anthony W. (“Tony”) Thompson is Chairman of the Board, President and Chief Executive Officer of the Company. He has served in each of these capacities since the Company’s formation in 1998. In addition, he has served since 1998 as President and CEO of Triple Net Properties, LLC, the Company’s advisor. Mr. Thompson serves as the chairman of Triple Net’s management committee and of the board of directors of Western Real Estate Investment Trust, as well as President of NNN Capital Corp, a securities broker-dealer. Mr. Thompson is also co-founder, co-owner, director and officer of TMP Group, Inc., a full-service real estate investment group founded in 1978. Mr. Thompson also serves as chairman of the board of directors, president and chief executive officer of T REIT, Inc.	Chairman, President and CEO

Name of Nominee	Age	Principal Occupation	Title

W. Brand Inlow	49	W. Brand Inlow is a Director of the Company. He has served as a Director of the Company since March 2002. In addition, Mr. Inlow currently is the President of Summit Realty Group, Inc. in Richmond, Virginia, a position he has held since September 2001. Summit Realty operates ten apartment communities in Virginia and North Carolina, and provides acquisition, brokerage, new third-party management, business, and consulting services. Mr. Inlow also has established SRG Realty Advisors, LLC to acquire and develop apartment communities. Prior to joining Summit Realty, Mr. Inlow served as Vice President of EEA Realty, LLC in Alexandria, Virginia from November 1999 to September 2001. He was responsible for acquisition, disposition, and financing of company assets, which primarily consisted of garden apartment properties. From November 1991 to November 1999, Mr. Inlow worked for United Dominion Realty Trust, Inc., a publicly-traded real estate investment trust, as Assistant Vice President and Senior Acquisitions Analyst, where he was responsible for the acquisition of garden apartment communities. Mr. Inlow also serves as a director of T REIT, Inc.	Independent Director
D. Fleet Wallace	35	D. Fleet Wallace is a Director of the Company. He has served as a Director of the Company since March 2002. He is a principal and co-founder of Greystone Fund, L.P. and its general partner, Greystone Capital Management, LLC. The Greystone Fund is a professionally managed opportunity fund formed in September 2001 that invests primarily in promising venture capital opportunities and distressed assets in the form of real estate, notes, accounts receivable, inventory, and other assets. From April 1998 to August 2001, Mr. Wallace served as corporate counsel and Assistant Secretary of United Dominion Realty Trust, Inc., a publicly-traded real estate investment trust. At United Dominion, he managed general corporate matters for over 150 affiliated entities, negotiated and executed numerous real estate acquisitions and dispositions, and provided legal support on over $1 billion in financing transactions. From September 1994 to April 1998, Mr. Wallace was in the private practice of law with the law firm of McGuire Woods in Richmond, Virginia. Mr. Wallace also serves as a director of T REIT, Inc.	Independent Director

Name of Nominee	Age	Principal Occupation	Title

Gary T. Wescombe	60	Gary T. Wescombe, CPA has served as a director of the Company since December 2001. Mr. Wescombe is a partner in Wescombe & Johnson in Newport Beach, California. From October 1999 to December 2001 he was a partner in Warmington Wescombe Realty Partners in Costa Mesa, California. At both companies his focus was on real estate investments and financing strategies. Prior to retiring in 1999, Mr. Wescombe was a Partner with Ernst & Young, LLP (formerly Kenneth Leventhal & Company) from 1970 to 1999. Mr. Wescombe helped to grow the Newport Beach office of Kenneth Leventhal & Company from an initial 20 person staff to over 200, and was promoted to head the audit department. As an Audit Partner in a national accounting firm, Mr. Wescombe has developed extensive SEC expertise and is recognized as an authority on many aspects of real estate. Mr. Wescombe received a BS in Accounting and Finance from San Jose State University in 1965 and is a member of the American Institute of Certified Public Accountants and California Society of Certified Public Accountants.	Independent Director
Edward A. Johnson	50	Edward A. Johnson, Ph.D. has served as a director of the Company since December 2001. Dr. Johnson is President of Sterling College, a small liberal arts college affiliated with the Presbyterian Church (USA) in Sterling, Kansas, where his major accomplishments include development of strategic and business plans, initiation of the nation’s first undergraduate program in social entrepreneurship and selection as the first leadership college by Habitat for Humanity. He was Executive Director, Arizona Commission for Post Secondary Education from 1992 to 1997, a Faculty Associate at Arizona State University, where he taught doctoral-level courses from 1984 to 1997 and Interim Associate Director for Academic Programs, Arizona Board of Regents from 1991 to 1993. Dr. Johnson received a BS in History and Political Science from Morningside College, Sioux City, Iowa in 1973, a JD from Creighton University School of Law, Omaha, Nebraska in 1976, and a Ph.D. in Higher Education Administration — Law and Education Specialization from Arizona State University, Tempe, Arizona in 1984.	Director

      The Board of Directors recommends a vote FOR the proposed directors.

EXECUTIVE OFFICERS

      Certain information with respect to the current Executive Officers of the Company as of May 20, 2003 is set forth below:

Anthony W. Thompson	56	See disclosure above
William C. Daniel	44	William C. Daniel has served as Chief Financial Officer and Treasurer of the Company since December 2001 and is also the Chief Financial Officer of T REIT, Inc. and the Company’s advisor, Triple Net Properties, LLC. Mr. Daniel has over 18 years of executive experience with banks, savings and loan associations, investment management, high tech and Internet companies. Beginning in 1984, he served as Financial Analyst in the Financial Planning & Analysis unit of First Interstate Bank of California. In 1986, Mr. Daniel began service as a Senior Financial Analyst with Great Western Bank in the Corporate Planning Department, where he rose to Vice President. In 1993 Mr. Daniel joined First Interstate Bancorp as Vice President, Mergers and Acquisitions, where he led four bank and saving institution acquisitions. In 1996 Mr. Daniel joined PIMCO Advisors LP, an investment management company, as Manager, Financial Planning & Analysis. At PIMCO Mr. Daniel managed financial analysis, financial applications and MIS areas. In 1998 Mr. Daniel founded Stone Circle Advisors LLC, an investment management and consulting company, and has consulted with a number of emerging Internet and technology companies. Mr. Daniel received a BA and BBA, cum laude, from the University of Mississippi in 1980 and has an MBA from the Johnson Graduate School of Management at Cornell University in 1983.
Jack R. Maurer	59	Jack R. Maurer has served as Executive Vice President of the Company since December 2001. He served as Chief Financial Officer of T REIT, Inc. and the Advisor, Triple Net Properties, LLC from April 1998 through December 2001. Mr. Maurer continues to serve as the Company’s Secretary and Treasurer. Mr. Maurer has over 24 years of real estate financial management experience, including Chief Financial Officer and Controller positions in residential and commercial development and the banking industry. From 1986 to April 1998, he was a General Partner and Chief Financial Officer of Wescon Properties, where he was involved in finance, accounting and forecasting. He also participated in the development and construction management process, including due diligence, design development, municipal processing, construction, marketing, property management and investor services. Mr. Maurer’s previous experience also includes experience with the national accounting firm of Kenneth Leventhal & Company, a leading provider of professional services to owners, developers, buildings, operators and financers of real estate. Mr. Maurer received a BS from California University at Northridge in 1973 and is a Registered Operations and Financial Principal with NASD.
Talle A. Voorhies	56	Talle A. Voorhies has served as Vice President and Secretary of the Company since December 2001. She has served as Executive Vice President of the Advisor from April 1998 to December 2001, when she became Chief Operating Officer of the Advisor. Ms. Voorhies is President and Financial Principal of NNN Capital Corp., the Dealer Manager. From December 1987 to January 1999, Ms. Voorhies worked with the TMP Group, Inc., where she served as Chief Administrative Officer and Vice President of Broker/ Dealer Relations. She is responsible for communications with the broker dealer network, due diligence activities, marketing and compliance, and investor services. MS. Voorhies is a registered representative with the NASD.

MEETINGS OF THE BOARD OF DIRECTORS

AND INFORMATION ABOUT BOARD COMMITTEES

Board of Directors

      The Board of Directors held 8 meetings (including regularly scheduled and special meetings) during the fiscal year ended December 31, 2002. Mr. Johnson attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he served as a director and the total number of meetings held by all committees of the Board on which he served during the periods in which he served. Each of the other directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he served as a director and the total number of meetings held by all committees of the Board on which he served during the periods in which he served.

Committees of the Board

      The Company has three standing committees: the Audit Committee, the Acquisition Committee and the Executive Compensation Committee. The Company does not have a Nominating Committee or Executive Committee. Each committee is described in further detail below.

      Audit Committee. The Audit Committee reviews the integrity of the financial statements of the Company, the independent auditor’s qualifications and independence, the performance of the Company’s independent auditors and management and compliance by the Company with legal and regulatory requirements. The current members of the Audit Committee are W. Brand Inlow, D. Fleet Wallace and Gary T. Wescombe. Messrs. Inlow, Wallace and Wescombe are independent as defined by the National Association of Securities Dealers listing standards, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission (the “SEC”). Messrs. Inlow, Wallace and Wescombe will continue to serve on the Audit Committee if elected to the Board of Directors at the Annual Meeting.

      The Audit Committee operates under a written charter that was amended by the Board of Directors in May 2003 upon the recommendation of the Audit Committee. This Charter is attached as Appendix A to this Proxy Statement.

      The Audit Committee held one meeting during the fiscal year ended December 31, 2002. Subsequent to the 2002 year end, the Audit Committee reviewed and discussed the 2002 year-end audited financial statements with the Company’s management, and discussed with Grant Thornton, LLP, the Company’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61. In addition, the Audit Committee received the written disclosures and the letter from Grant Thornton, LLP required by Independent Standards Board Standard No. 1, and discussed the accountants’ independence with Grant Thornton, LLP. Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the 2002 year-end financial statements be included in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2003.

      Acquisitions Committee. The Acquisitions Committee reviews contracts, due diligence materials and loan documents for impending acquisitions. The Acquisitions Committee is currently comprised of all members of the Board of Directors. During the fiscal year ended December 31, 2002, the Acquisitions Committee did not meet separately from the entire Board of Directors; instead it discussed acquisition matters as part of the 8 meetings held by the Board of Directors. Messrs. Thompson, Wescombe, Johnson, Wallace and Inlow will continue to serve on the Acquisitions Committee if elected to the Board of Directors at the Annual Meeting.

      Executive Compensation Committee. The Executive Compensation Committee establishes and implements compensation policies, including incentive compensation and benefit plans, except for those actions which require approval by the full Board of Directors under the Company’s governing documents. The Executive Compensation Committee did not meet during the fiscal year ended December 31, 2002. Messrs. Wallace, Inlow and Anthony W. Thompson currently serve on the Executive Compensation

Committee and will continue to serve on the Executive Compensation Committee if elected to the Board of Directors at the Annual Meeting.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

      The Company pays each independent and outside director $1,000 for attending (in person or by telephone) each meeting of the Board of Directors or a committee thereof; provided that such payment is limited to a total amount of $7,500 for each fiscal year. Officers of the Company who served as directors in 2002 (Mr. Thompson) were not paid fees for serving as directors. It is anticipated that all independent directors will receive the same fees for meeting attendance in 2003. The independent and outside directors qualify for the Company’s Independent Director Stock Option Plan.

      Under the Company’s Independent Director Stock Option Plan, the Company has authorized and reserved a total of 100,000 shares of common stock for issuance to independent and outside directors. The Independent Director Stock Option Plan provides for the grant of initial and subsequent options to purchase shares. Initial options are non-qualified stock options to purchase 5,000 shares at the applicable option exercise price granted to each independent and outside director as of the date such individual becomes an independent or outside director. Subsequent options are options to purchase 5,000 at the applicable option exercise price granted to each independent director on the date of each annual shareholders’ meeting so long as the individual is still on the Board of Directors as an independent or outside director. As of May 20, 2003, the Company has granted 5,000 options under the Independent Director Stock Option Plan to each of Messrs. Wallace, Johnson, Wescombe and Inlow. As of May 20, 2003, there has been no vote by shareholders to approve the Independent Director Stock Option Plan; therefore no options may be exercised under the Independent Director Stock Option Plan.

Compensation Committee Interlocks and Insider Participation

      During 2002, the following directors served on the Company’s Executive Compensation Committee: Messrs. Thompson, Inlow and Wallace. Mr. Thompson also served as Chief Executive Officer and President.

Executive Officer Compensation

      The Company’s executive officers are all employees of Triple Net Properties, LLC, the advisor to the Company, and/or its affiliates. The Company does not pay any of its executive officers cash compensation for serving in their respective positions. The Company’s executive officers qualify for the Company’s Officer and Employee Stock Option Plan.

      Under the Company’s Officer and Employee Stock Option Plan, the Company has authorized and reserved a total of 700,000 shares of common stock for issuance to officers and employees,. The Board of Directors, acting on the recommendation of the Compensation Committee, has the discretion to grant options to purchase shares to officers and employees effective as of each annual meeting of shareholders. As of May 20, 2003, the Company granted 45,000 options under the Officer and Employee Stock Option Plan to Mr. Thompson, 25,000 options to Mr. Daniel, 10,000 options to Ms. Voorhies and 10,000 options to Mr. Maurer. As of May 20, 2003, there has been no vote by shareholders to approve the Officer and Employee Stock Option Plan; therefore no options may be exercised under the Officer and Employee Stock Option Plan.

Executive Compensation

      Certain matters relating to the non-cash compensation of the Company’s chief executive officer are set forth in the tables below.

Option/SAR Grants in Last Fiscal Year

Individual Grants

		Percent of			Alternative to (f)
	Number of	Total			and (g): Grant
	Securities	Options/SARs			Date Value
	Underlying	Granted to	Exercise
	Options/SARs	Employees in	or Base	Expiration	Grant Date
Name	Granted	Fiscal Year	Price	Date	Present Value

Anthony W. Thompson, CEO	45,000(1)(2)	100%	$9.05	10/29/12	$90,083 (3)

(1)	Options granted under the Officer and Employee Stock Option Plan. These options are not exercisable unless the plan is approved by a majority vote of the Company’s shareholders.

(2)	The options were granted prior to the effective date of the Registration Statement, but were deemed effective as of October 29, 2002.

(3)	The fair value of options at date of grant was estimated using Black-Scholes model using the following weighted average assumptions: expected life: 10 years; risk free interest rate: 2.5%; volatility: 0.

Aggregated Option/SAR Exercises in Last Fiscal Year

And FY-End Option/SAR Values

			Number of	Value of
			Securities	Unexercised
			Underlying	In-the-Money
			Unexercised	Options/SARs at
	Shares		Options/SARs at	FY-End
	Acquired on	Value	FY-End Exercisable/	Exercisable/
Name	Exercise($)	Realized($)	Unexercisable(#)	Unexercisable

Anthony W. Thompson, CEO	0	0	0/45,000	0/$90,083

PROPOSALS 2 AND 3

APPROVAL OF STOCK OPTION PLANS

      The Company has adopted two stock option plans: the Independent Director Stock Option Plan and the Officer and Employee Stock Option Plan. Each is described in detail below and copies are attached as Appendices B and C to this Proxy Statement. Before options granted under each plan may be exercised, the respective plan must be approved by vote of the Company’s shareholders.

Independent Director Stock Option Plan

      The Company has adopted an Independent Director Stock Option Plan. Only directors who are considered independent or outside the employment of the Company are eligible to participate in the Independent Director Stock Option Plan. The Company has authorized and reserved a total of 100,000 shares of common stock for issuance under the Independent Director Stock Option Plan.

      The Independent Director Stock Option Plan provides for the grant of initial and subsequent options. Initial options are non-qualified stock options to purchase 5,000 shares of common stock at the applicable option exercise price described below granted to each independent director as of the date such individual becomes an independent director. Subsequent options are options to purchase 5,000 shares of common stock at the applicable option exercise price described below granted on the date of each annual shareholders’ meeting to each independent director so long as the individual is still in office. As of May 20, 2003, the Company has granted options to purchase 20,000 shares under the Independent Director Stock Option Plan. As of May 20, 2003, there has been no vote by the shareholders to approve the Independent Director Stock Option Plan; therefore no options may be exercised or shares issued under the Independent Director Stock Option Plan.

Officer and Employee Stock Option Plan

      The Company has adopted an Officer and Employee Stock Option Plan. All of the Company’s officers and employees are eligible to participate in the Officer and Employee Stock Option Plan. The Company has authorized and reserved a total of 700,000 shares of common stock for issuance under the Officer and Employee Stock Option Plan.

      The Board of Directors, acting on the recommendation of the Compensation Committee, has discretion to grant options to officers and employees effective as of each annual meeting of our shareholders. As of May 20, 2003, the Company has granted options to purchase 90,000 shares to officers of the Company. As of May 20, 2003, there has been no vote by the shareholders to approve the Officer and Employee Stock Option Plan; therefore, no options may be issued or shares exercised under the Officer and Employee Stock Option Plan.

Characteristics of Both Stock Option Plans

     Exercise Price

      The Company determines the option price, meaning the purchase price of the common stock under the options, as follows:

•	The option price under each option granted on or before the commencement of the Company’s current securities offering was the price per share in that offering less the dealer manager’s selling commission and marketing support and due diligence reimbursement fee.

•	The option price under each option granted during the Company’s current securities offering will be the greater of the price per share in that offering less the dealer manager’s selling commission and marketing support and due diligence reimbursement fee and the fair market value of the common stock as of the date of grant.

•	The option price under each option granted after the completion of the Company’s current securities offering will be the fair market value of the common stock as of the date of grant.

      The Company will not grant options under either plan with exercise prices less than the fair market value for such options as of the date of the grant or in consideration for services rendered to the Company that in the judgment of the independent directors has a fair market value less than the value of such option as of the date of the grant.

      Unless the shares of common stock are then traded on a national securities exchange or trading system, the fair market value of shares of the common stock will be a price determined by the Board of Directors in good faith. If the common stock is traded on a national securities exchange or quotation system, the fair market value will be the average of the last sales price or the average of the last bid and ask prices for the five trading days immediately preceding the date of determination.

     Vesting

      Both of the stock option plans provide that persons holding options can exercise them as follows:

•	Options granted on or before the commencement of the Company’s current securities offering are exercisable for one-third of the shares subject to the option on the date of grant, and will become exercisable for an additional one-third of such shares on each of the first and second anniversaries of the date of grant.

•	Options granted after the commencement of that offering will become exercisable in whole or in part on the second anniversary of the date of grant.

•	If an option holder dies or becomes disabled while an officer, director or member of the Board of Directors, his options will be exercisable for one year after death or the disabling event.

•	If an option holder ceases to serve the Company in his or her capacity for any reason except death or disability, his or her options will be exercisable only for three months after the last date of service to the Company.

•	No option granted under either stock option plan may be exercised after the tenth anniversary of the date of grant.

•	The option price for the options can be paid in cash or the surrender of common stock.

      Notwithstanding any other provisions of either stock option plan to the contrary, the Company will not permit an option holder to exercise any option or options if the exercise thereof would jeopardize the Company’s status as a REIT under the federal income tax laws.

     Transferability

      An option holder may not sell, pledge, assign or transfer any option in any manner otherwise than by will or the laws of descent or distribution.

     Change of Control or Dissolution

      If a transaction, such as a reorganization or merger in which the Company is the surviving entity, or a combination, recapitalization, reclassification, stock split, stock dividend or stock consolidation, occurs causing the outstanding shares of the common stock to be increased, decreased or changed into, or exchanged for, a different number or kind of the Company’s shares or securities, then the Company will make an appropriate adjustment in the number and kind of shares that may be issued in connection with options. The Company will also make a corresponding adjustment to the option exercise price with respect to options granted prior to any such change.

      Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or upon sale of all or substantially all of the Company’s property, both stock option plans will terminate and any outstanding options will terminate and be forfeited. Notwithstanding the foregoing, the Board of Directors may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives, separately or in combinations:

•	the assumption by the successor corporation of the options already granted or the substitution by such corporation for such options of options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and option prices;

•	the continuation of either stock option plan by such successor corporation in which event such stock option plan and the options will continue in the manner and under the terms so provided; or

•	the payment in cash or shares in lieu of and in complete satisfaction of such options.

     Taxation

      All options granted under both stock option plans are intended to be “non-qualified options,” meaning that they are options not intended to qualify as incentive stock options under the federal income tax laws. For federal income tax purposes, an option recipient will not recognize ordinary income at the time an initial option or subsequent option is granted. The exercise of an option is a taxable event that will require an option holder to recognize, as ordinary income, the difference between the common stock’s fair market value and the option price. The Company will be entitled to a federal income tax deduction on account of the exercise of an option equal to the ordinary income recognized by an option holder.

     Effective Date

      Both plans provide that options may be granted upon approval of the plans by the Board; provided that, unless the respective plan is approved by a majority of votes cast by the Company’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present, no option shall be exercisable.

      The Board of Directors recommends a vote FOR each of these stock option plans.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

      As of May 20, 2003, no shareholders beneficially owned 5% or more of the outstanding shares of the Company’s common stock. The following table sets forth information as of May 20, 2003 regarding the number and the percentage of shares beneficially owned by: (i) each director; (ii) the CEO and each of the Company’s four most highly compensated executive officers other than the CEO if such officers’ salary and bonus for 2002 exceeded $100,000; and (iii) all directors and executive officers as a group.

	Number of
	Shares
	Beneficially	Percent of
Name of Beneficial Owner	Owned(1)	Class

Anthony W. Thompson(2)	27,625	1.28%
D. Fleet Wallace	0	*
W. Brand Inlow	0	*
Gary T. Wescombe	0	*
Edward A. Johnson	0	*
All Directors and Executive Officers as a group	27,625	1.28%

*	Represents less than 1% of the Company’s outstanding common stock.

(1)	Beneficial ownership includes outstanding shares and shares that any person has the right to acquire within 60 days after the date of this table. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

(2)	Includes 5,525 shares owned by AWT Family LP, a limited partnership controlled by Mr. Thompson and 22,100 shares owned by Triple Net Properties, LLC a limited liability company controlled by Mr. Thompson.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officer, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on the review of the copies of such forms received, or written representations received from certain reporting persons, the Company believes that all of its officers and directors have complied with all applicable filing requirements under Section 16(a) during fiscal year 2002. The Company did not have any shareholders owning more than 10% of its common stock during fiscal year 2002.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      The Advisor is primarily responsible for managing the Company’s day-to-day business affairs and assets and carrying out the Board of Director’s directives. Several of the Company’s officers and directors serve in that same capacity for the Advisor, and own approximately 36% of the equity interest in the Advisor. The Advisor is a Virginia limited liability company that was formed in April of 1998 to advise syndicated limited partnerships, limited liability companies, and other entities regarding the acquisition, management and disposition of real estate assets. The Advisor currently advises more than 60 entities that have invested in properties located in California, Colorado, Hawaii, Kansas, Nevada, North Dakota, Texas, Tennessee and South Dakota.

      Pursuant to a registration statement on Form S-11 filed with the SEC on July 22, 2002, the Company commenced a public offering (the “Offering”) on a best efforts basis of up to 20,000,000 shares of common stock at $10.00 per share. Before the commencement of the Offering, the Advisor purchased 22,100 shares of Company common stock at a price of $9.05 per share for approximately $200,000 in cash. The Advisor intends to retain such shares while serving as the advisor to the Company.

      The Advisor bears the expenses incurred in connection with supervising, monitoring and inspecting real property or other assets owned by the Company (excluding proposed acquisitions) or otherwise relating to its duties under the Advisory Agreement. Such expenses include employing its personnel, rent, telephone, equipment and other administrative expenses. The Company reimburses the Advisor for certain expenses incurred, including those related to proposed acquisitions and travel expenses. However, the Company will not reimburse the Advisor for any operating expenses that, in any four consecutive fiscal quarters, exceed the greater of 2% of Average Invested Assets or 25% of net income for such year. If the Advisor receives an incentive distribution, net income (for purposes of calculating operating expenses) excludes any gain from the sale of assets. Any amount exceeding the greater of 2% of Average Invested Assets or 25% of net income paid to the Advisor during a fiscal quarter will be repaid to the Company within 60 days after the end of the fiscal year. The Company bears its own expenses for functions not required to be performed by the Advisor under the Advisory Agreement, which generally include capital raising and financing activities, corporate governance matters, and other activities not directly related to real estate properties and other assets.

      The Advisor is compensated by the Company for its services through a series of fees pursuant to the Advisory Agreement with the Company. In addition to fee compensation, the Advisor is reimbursed for organizational and offering costs and expenses it incurs on behalf of the Company. As of December 31, 2002, reimbursements of offering expenses of approximately $408,974 have been paid by the Company to the Advisor from offering proceeds and no amounts are currently due the Advisor. These reimbursements do not exceed the limitation disclosed in the Registration Statement (2.5% of gross offering proceeds).

      Approximately $680,000 was earned by the Advisor and affiliates of the Advisor in connection with the Company’s acquisition of properties during the year ended December 31, 2002.

      The Company has incurred approximately $1,732,148 of selling commissions, due diligence and certain fees paid to NNN Capital Corp., an affiliated entity, owned by Anthony W. Thompson, the CEO of the Company for the year ended December 31, 2002.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      Grant Thornton, LLP has been appointed to be the Company’s independent auditors for Fiscal 2003. Grant Thornton, LLP has been the Company’s independent auditors since December 3, 2002. In the event ratification of this appointment of auditors is not approved by a majority of the shares of common stock voting thereon, management will review its future selection of auditors.

      A representative of Grant Thornton, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative also will be available to respond to appropriate questions from the shareholders.

      The Board of Directors recommends a vote FOR ratification of the appointment of Grant Thornton, LLP as independent auditors for the Company for 2003.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

Previous Auditors

      Squar Milner Reehl & Williamson, LLP served as the Company’s independent auditors from the Company’s formation in 2001 until they were dismissed by the Company on August 22, 2002. Squar Milner’s dismissal was approved by the Company’s Board of Directors. The Company’s financial statements for the year ended December 31, 2001 contained no adverse or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period of Squar Milner’s engagement, the

Company has had no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Squar Milner, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. No reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred during the period of Squar Milner’s engagement.

Audit Fees

      The Company was billed approximately $108,000 in aggregate fees for professional services rendered for the audit of the Company’s December 31, 2002 consolidated financial statements, the related Form 10-K and the review of the Company’s unaudited consolidated financial statements included in the Form 10-Qs filed during fiscal year 2002.

Financial Information Systems Design and Implementation Fees

      The Company was not billed any fees for any professional services during fiscal year 2002 in connection with the design, implementation or maintenance of the Company’s information systems, local area network and the like.

All Other Fees

      The Company was billed approximately $110,000 in aggregate fees for services other than the above services during fiscal year 2002.

ANNUAL REPORT

      The Annual Report to Shareholders (the “Annual Report”) for the fiscal year ended December 31, 2002, was mailed to shareholders on April 30, 2003. The Annual Report is not incorporated in this Proxy Statement and is not deemed a part of the proxy soliciting material.

PROPOSALS FOR 2004 ANNUAL MEETING

      Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2004 annual meeting of shareholders must cause such proposal to be received at the Company’s principal executive offices at 1551 N. Tustin Avenue, Suite 650, Santa Ana, California 92705, Attention: Talle A. Voorhies, Secretary, no later than January 28, 2004, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting. Shareholders also must follow the procedures prescribed in SEC Rule 14a-8 promulgated under the Securities Exchange Act of 1934. The Company presently anticipates holding the 2004 annual meeting of shareholders in June, 2004.

OTHER MATTERS

Mailing of Materials; Other Business

      The Company will mail a Proxy Card together with this Proxy Statement to all shareholders of record at the close of business on May 10, 2003. The only business to come before the Annual Meeting of which management is aware is set forth in this Proxy Statement. If any other business does properly come before the Annual Meeting or any postponement or adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE OR BY FAX TO (714) 667-6843 OR BY TELEPHONE BY DIALING TOLL-FREE 1-800-908-0638 OR VIA THE INTERNET AT WWW.1031NNN.COM/ VOTEGREIT.

FORM 10-K

      THE COMPANY WILL PROVIDE WITHOUT CHARGE UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS), INCLUDING FINANCIAL STATEMENTS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT: G REIT, INC., 1551 N. TUSTIN AVENUE, SUITE 650, SANTA ANA, CALIFORNIA 92705, ATTENTION: G REIT, INC. CORPORATE SECRETARY.

Appendix A

G REIT, INC.

AUDIT COMMITTEE CHARTER

Adopted May 22, 2003

Purpose

      The Audit Committee is appointed by the Board to assist in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditors and management and (4) compliance by the Company with legal and regulatory requirements.

      The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

Committee Membership

      The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the SEC, in each case, subject to any applicable transition rules, as in effect from time to time. The members of the Audit Committee shall be appointed annually and may be replaced by the Board.

Meetings

      The Audit Committee shall meet as often as it determines is necessary, but not less frequently than quarterly. The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of the Committee.

Committee Authority and Responsibilities

      The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

      The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minims exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and the rules and regulations of the SEC which are approved by the Audit Committee prior to the completion of the audit.

      The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

      The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

      The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

      1.     Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis of financial condition and results of operations (“MD&A”), to be included in the Company’s Form 10-K. Approve and recommend to the Board the inclusion of such audited financial statements and MD&A in the Company’s Form 10-K.

      2.     Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

      3.     Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

      4.     Review and discuss quarterly reports from the independent auditors on:

(a) All critical accounting policies and practices to be used.

(b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

(c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

      5.     Discuss with management and the independent auditor the effect of regulatory and accounting initiatives on the Company’s financial statements.

      6.     Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

      7.     Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

      8.     Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

      9.     Review and evaluate the lead partner of the independent auditor team.

      10.     Obtain and review a report from the independent auditor regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

      11.     As and to the extent, if any, required by law, ensure the rotation of the lead audit partner having primary responsibility for the audit, the audit partner responsible for reviewing the audit and other members of the audit engagement team. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

      12.     Set policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, which policies shall reflect any limitations required by law.

      13.     Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Internal Audit Function

      14.     At such time as the Audit Committee deems it necessary or appropriate for the Company to establish an internal auditing department, take the necessary steps to establish such internal auditing department.

Compliance Oversight Responsibilities

      15.     Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

      16.     Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      17.     Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

      18.     Discuss with the Company’s General Counsel or, as appropriate, outside counsel, legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Appendix B

G REIT, INC.

INDEPENDENT DIRECTOR STOCK OPTION PLAN

ARTICLE I DEFINITIONS	B-2
1.01. Agreement	B-2
1.02. Board	B-2
1.03. Code	B-2
1.04. Common Stock	B-2
1.05. Company	B-2
1.06. Fair Market Value	B-2
1.07. Independent Director	B-2
1.08. Offering	B-2
1.09. Option	B-2
1.10. Option Price	B-3
1.11. Participant	B-3
1.12. Plan	B-3
ARTICLE II PURPOSES	B-3
ARTICLE III ADMINISTRATION	B-3
ARTICLE IV COMMON STOCK SUBJECT TO PLAN	B-4
4.01. Common Stock Issued	B-4
4.02. Aggregate Limit	B-4
4.03. Reallocation of Shares	B-4
ARTICLE V OPTIONS	B-4
5.01. Award	B-4
5.02. Option Price	B-4
5.03. Maximum Option Period	B-4
5.04. Nontransferability	B-4
5.05. Status as Independent Director	B-5
5.06. Exercise	B-5
5.07. Payment	B-5
5.08. Shareholder Rights	B-5
ARTICLE VI ADJUSTMENT UPON CHANGE IN COMMON STOCK	B-6
ARTICLE VII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES AND ASSURANCE OF REIT STATUS	B-6
ARTICLE VIII GENERAL PROVISIONS	B-7
8.01. Effect on Service	B-7
8.02. Unfunded Plan	B-7
8.03. Rules of Construction	B-7
ARTICLE IX AMENDMENT	B-7
ARTICLE X DURATION OF PLAN	B-7
ARTICLE XI EFFECTIVE DATE OF PLAN	B-7

ARTICLE I

DEFINITIONS

1.01.     Agreement

      Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option granted to such Participant.

1.02.     Board

      Board means the Board of Directors of the Company.

1.03.     Code

      Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.04.     Common Stock

      Common Stock means the common stock of the Company.

1.05.     Company

      Company means G REIT, Inc.

1.06.     Fair Market Value

      Fair Market Value means, on any given date, the fair market value of a share of Common Stock determined in accordance with (a) or (b) below:

(a) If the Common Stock is not traded on a national securities exchange or quotation system, Fair Market Value means a price determined by the Board in good faith, taking into account, among other factors the Board deems relevant, the price per share at which the Common Stock is then being sold to the public, the price per share of the common stock of comparable companies, the Company’s earnings, and the value of the Company’s assets; provided, however, that any such determination by the Board must be approved by a majority of the Independent Directors.

(b) If the Common Stock is traded on a national securities exchange or quotation system, Fair Market Value means that average of the last sales price or the average of the last bid and ask prices, in each case for the five trading days immediately preceding the date of determination.

1.07.     Independent Director

      Independent Director means a member of the Board who is not, and has not been in the two years immediately prior to any determination of such Board member’s Independent Director status, directly or indirectly associated with the Company or Triple Net Properties, LLC within the meaning of Section I(B)(14) of the NASAA Statement of Policy Regarding Real Estate Investment Trusts. Notwithstanding the foregoing, for purposes of determining eligibility to participate under this Plan, the term Independent Director shall also include any individual who is a member of the Company’s Board of Directors and is not an employee or officer of the Company or its advisor, Triple Net Properties, LLC.

1.08.     Offering

      Offering means the initial public offering of Common Stock by the Company.

1.09.     Option

      Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.10.     Option Price

      Option Price means the purchase price per share of Common Stock under an Option determined in accordance with (a), (b) or (c) below, but subject to Section 5.02:

(a) If the date of grant of an Option occurs on or before the date of the commencement of the Offering, the Option Price for such Option shall be the price per share of Common Stock in the Offering less the dealer manager’s selling commission and marketing support and due diligence reimbursement fee allocable to a share of Common Stock.

(b) If the date of grant of an Option occurs during the Offering but after the date of the commencement of the Offering, the Option Price for such Option shall be the greater of (i) the price per share of Common Stock in the Offering less the dealer manager’s selling commission and marketing support and due diligence reimbursement fee allocable to a share of Common Stock and (ii) the Fair Market Value on the date of grant of such Option.

(c) If the date of grant of an Option occurs after the completion of the Offering, the Option Price for such Option shall be the Fair Market Value on the date of grant of such Option.

1.11.     Participant

      Participant means a member of the Board who is an Independent Director on the applicable date of grant of an Option.

1.12.     Plan

      Plan means the G REIT, Inc. Independent Director Stock Option Plan.

ARTICLE II

PURPOSES

      The Plan is intended to assist the Company in recruiting and retaining Independent Directors and to promote a greater identity of interest between the Independent Directors and the Company and its shareholders by enabling Participants to share in the future success of the Company. The Plan is intended to permit the grant of nonqualified stock options — i.e., Options not qualifying under Section 422 of the Code. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III

ADMINISTRATION

      The Plan shall be administered by the Board. The Board shall have authority to grant Options upon such terms (not inconsistent with the provisions of this Plan), as the Board may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option. Notwithstanding any such conditions, the Board may, in its discretion, (i) accelerate the time at which any Option may be exercised, or (ii) suspend the forfeiture of any award made under this Plan. In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Notwithstanding the foregoing, any decision made or action taken by the Board under this Article III must be approved by a majority of the Independent Directors. Subject to such approval, any decision made or action taken by the Board or in connection with the administration of this Plan shall be final and conclusive. Neither the Board nor any member of the Board shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. All expenses of administering this Plan shall be borne by the Company.

ARTICLE IV

COMMON STOCK SUBJECT TO PLAN

4.01.     Common Stock Issued

      Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

4.02.     Aggregate Limit

      The maximum aggregate number of shares of Common Stock that may be issued under this Plan is 100,000 shares. The maximum aggregate number of shares of Common Stock that may be issued under this Plan shall be subject to adjustment as provided in Article VI.

4.03.     Reallocation of Shares

      If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.

ARTICLE V

OPTIONS

5.01.     Award

      Each Participant shall be granted an Option for 5,000 shares of Common Stock on the first day he or she becomes an Independent Director. Thereafter, each Participant shall be granted an Option for 5,000 shares of Common Stock on the date of each annual meeting of the Company’s shareholders; provided, that, the Participant is an Independent Director immediately following the applicable annual meeting. Notwithstanding any provision contained herein to the contrary, no Participant may be granted Options covering a number of shares equal to or in excess of ten percent (10%) of the outstanding shares of Common Stock of the Company as of the grant date of such Options. In addition, Options may not be granted under the Plan if it would cause the aggregate of all Options granted to the Company’s directors, officers, employees and their affiliates to exceed ten percent (10%) of the total outstanding shares of the Company’s Common Stock on the date of grant.

5.02.     Option Price

      The Option Price per share for shares of Common Stock purchased on the exercise of an Option shall be determined by the Board on the date of grant in accordance with Section 1.10; provided, however, that in no event may the Option Price be less than the Fair Market Value on the date the Option is granted.

5.03.     Maximum Option Period

      The maximum period in which an Option may be exercised shall be ten years from the date of grant.

5.04.     Nontransferability

      Each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

5.05.     Status as Independent Director

      In the event that the terms of any Option provide that it may be exercised only during service as an Independent Director or within a specified period of time after termination of such service, the Board may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous service as an Independent Director.

5.06.     Exercise

      (a) Subject to the provisions of this Plan, including Section 5.06(b) through (e), and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

      (b) Options granted on or before the commencement of the Offering will become exercisable for one-third of the shares subject to the Option on the date of grant, and for an additional one-third of such shares on each of the first and second anniversaries of the date of grant.

      (c) Options granted after the commencement of the Offering will become exercisable in whole or in part on the second anniversary of the date of grant.

      (d) If a Participant is an Independent Director continuously from the date of grant of an Option though the Participant’s termination of service as an Independent Director due to death or “permanent and total disability,” within the meaning of Section 22(e)(3) of the Code, the Participant or the Participant’s successor in interest (in the event of death) may exercise Participant’s Option or Options for all or part of the shares subject thereto/for the number of shares for which each such Option was exercisable on the date of Participant’s termination of service, for one year following such termination of service or, if sooner, during the period prior to the stated expiration date of the Option or Options.

      (e) If a Participant ceases to be an Independent Director for any reason other than death or “permanent and total disability,” within the meaning of Section 22(e)(3) of the Code, Participant may exercise his or her Option or Options for the number of shares for which each such Option was exercisable on the date of the Participant’s termination of service, for three months following such termination of service or, if sooner, during the period prior to the stated expiration date of the Option or Options.

5.07.     Payment

      Subject to rules established by the Board, payment of all or part of the Option price may be made in cash, a cash equivalent acceptable to the Board, with shares of Common Stock, or a combination thereof. If shares of Common Stock are used to pay all or part of the Option Price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option Price of the shares for which the Option is being exercised.

5.08.     Shareholder Rights

      No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

ARTICLE VI

ADJUSTMENT UPON CHANGE IN COMMON STOCK

      The maximum number of shares as to which Options may be granted; and the terms of outstanding Options, including the Option Price and the kind of shares subject to the Options shall be adjusted as the Board shall determine to be equitably required (i) in the event that the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Section 424 of the Code applies and in which the Company is the surviving entity, or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made by the Board under this Article VI is subject to approval by a majority of the Independent Directors and, if such approval is obtained, shall be final and conclusive.

      This Plan shall terminate and any outstanding Options will be forfeited (i) in the event of a dissolution or liquidation of the Company; (ii) in the event the Company engages in a transaction to which Section 424 of the Code applies and in which the Company is not the surviving entity; or (iii) upon the sale of all or substantially all of the assets of the Company. Notwithstanding the foregoing, in connection with or in contemplation of any of the events described in the preceding sentence, the Board may provide in writing for any of the following alternatives to termination of the Plan and forfeiture of outstanding Options, separately or in combination: (i) the assumption by the successor corporation of outstanding Options or the substitution by such corporation for such Options of options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and option prices; (ii) the continuation of the Plan by such successor corporation, in which event the Plan will continue in the manner and under the terms so provided by the Board; or (iii) a payment in cash or shares of Common Stock or other securities in lieu of and in complete satisfaction of outstanding Options. Any action taken by the Board under this paragraph is subject to approval by a majority of the Independent Directors and, if such approval is obtained, shall be final and conclusive.

      The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options may be granted or the terms of outstanding Options.

ARTICLE VII

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES AND ASSURANCE OF REIT STATUS

      No Option shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan (i) except in compliance with (a) all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), (b) any listing agreement to which the Company is a party, and (c) the rules of all domestic stock exchanges on which the Company’s shares may be listed and (ii) only if such exercise or issuance of Common Stock or delivery of certificates will not jeopardize the Company’s status as a real estate investment trust under the Code. The Company shall have the right to rely on an opinion of its counsel as to such compliance and assurance of real estate investment trust status. Any stock certificate issued to evidence shares of Common Stock for which an Option is exercised may bear such legends and statements as the Board may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE VIII

GENERAL PROVISIONS

8.01.     Effect on Service

      Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any Participant any right to continue in service as a member of the Board.

8.02.     Unfunded Plan

      The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

8.03.     Rules of Construction

      Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

ARTICLE IX

AMENDMENT

      The Board may amend or terminate this Plan from time to time; provided, however, that any amendment must be approved by a majority of the Independent Directors; and provided, further, that no amendment may become effective until any applicable laws, regulations, rules or requirements of any governmental authority or stock exchange on which the Common Stock is then listed are satisfied. Except as provided in Article VI, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made.

ARTICLE X

DURATION OF PLAN

      No Option may be granted under this Plan more than five years after the commencement of the Offering. Options granted before that date shall remain valid in accordance with their terms.

ARTICLE XI

EFFECTIVE DATE OF PLAN

      Options may be granted under this Plan upon its adoption by the Board; provided that, unless this Plan is approved by a majority of the votes cast by the Company’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present, no Option shall be exercisable.

Appendix C

G REIT, INC.

OFFICER AND EMPLOYEE STOCK OPTION PLAN

ARTICLE I DEFINITIONS	C-1
1.01. Affiliate	C-1
1.02. Agreement	C-1
1.03. Board	C-1
1.04. Code	C-1
1.05. Committee	C-1
1.06. Common Stock	C-1
1.07. Company	C-1
1.08. Fair Market Value	C-2
1.09. Independent Director	C-2
1.10. Offering	C-2
1.11. Option	C-2
1.12. Option Price	C-2
1.13. Participant	C-2
1.14. Plan	C-2
ARTICLE II PURPOSES	C-3
ARTICLE III ADMINISTRATION	C-3
ARTICLE IV ELIGIBILITY	C-4
ARTICLE V COMMON STOCK SUBJECT TO PLAN	C-4
5.01. Common Stock Issued	C-4
5.02. Aggregate Limit	C-4
5.03. Reallocation of Shares	C-4
ARTICLE VI OPTIONS	C-4
6.01. Award	C-4
6.02. Option Price	C-5
6.03. Maximum Option Period	C-5
6.04. Nontransferability	C-5
6.05. Status as Employee	C-5
6.06. Exercise	C-5
6.07. Payment	C-6
6.08. Shareholder Rights	C-6
ARTICLE VII ADJUSTMENT UPON CHANGE IN COMMON STOCK	C-6
ARTICLE VIII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES AND ASSURANCE OF REIT STATUS	C-7
ARTICLE IX GENERAL PROVISIONS	C-7
9.01. Effect on Employment and Service	C-7
9.02. Unfunded Plan	C-7
9.03. Rules of Construction	C-8
ARTICLE X AMENDMENT	C-8
ARTICLE XI DURATION OF PLAN	C-8
ARTICLE XII EFFECTIVE DATE OF PLAN	C-8

ARTICLE I

DEFINITIONS

1.01.     Affiliate

      Affiliate means any “subsidiary” or “parent” corporation (within the meaning of Section 424 of the Code) of the Company, including a corporation that becomes an Affiliate after the adoption of this Plan.

1.02.     Agreement

      Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option granted to such Participant.

1.03.     Board

      Board means the Board of Directors of the Company.

1.04.     Code

      Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.05.     Committee

      Committee means the Executive Compensation Committee of the Board.

1.06.     Common Stock

      Common Stock means the common stock of the Company.

1.07.     Company

      Company means G REIT, Inc.

1.08.     Fair Market Value

      Fair Market Value means, on any given date, the fair market value of a share of Common Stock determined in accordance with (a) or (b) below:

(a) If the Common Stock is not traded on a national securities exchange or quotation system, Fair Market Value means a price determined by the Board in good faith, taking into account, among other factors the Board deems relevant, the price per share at which the Common Stock is then being sold to the public, the price per share of the common stock of comparable companies, the Company’s earnings, and the value of the Company’s assets; provided, however, that any such determination by the Board must be approved by a majority of the Independent Directors.

(b) If the Common Stock is traded on a national securities exchange or quotation system, Fair Market Value means that average of the last sales price or the average of the last bid and ask prices, in each case for the five trading days immediately preceding the date of determination.

1.09.     Independent Director

      Independent Director means a member of the Board who is not, and has not been in the two years immediately prior to any determination of such Board member’s Independent Director status, directly or indirectly associated with the Company or Triple Net Properties, LLC within the meaning of Section I(B)(14) of the NASAA Statement of Policy Regarding Real Estate Investment Trusts.

1.10.     Offering

      Offering means the initial public offering of Common Stock by the Company.

1.11.     Option

      Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.12.     Option Price

      Option Price means the purchase price per share of Common Stock under an Option determined in accordance with (a), (b) or (c) below, but subject to Section 6.02:

(a) If the date of grant of an Option occurs on or before the date of the commencement of the Offering, the Option Price for such Option shall be the price per share of Common Stock in the Offering less the dealer manager’s selling commission and marketing support and due diligence reimbursement fee allocable to a share of Common Stock.

(b) If the date of grant of an Option occurs during the Offering but after the date of the commencement of the Offering, the Option Price for such Option shall be the greater of (i) the price per share of Common Stock in the Offering less the dealer manager’s selling commission and marketing support and due diligence reimbursement fee allocable to a share of Common Stock and (ii) the Fair Market Value on the date of grant of such Option.

(c) If the date of grant of an Option occurs after the completion of the Offering, the Option Price for such Option shall be the Fair Market Value on the date of grant of such Option.

1.13.     Participant

      Participant means an officer or employee of the Company who satisfies the requirements of Article IV and is selected by the Board, acting on recommendation by the Committee, to receive an Option. A member of the Board who is an officer or employee of the Company may be selected to participate in this Plan.

1.14.     Plan

      Plan means the G REIT, Inc. Officer and Employee Stock Option Plan.

ARTICLE II

PURPOSES

      The Plan is intended to assist the Company in recruiting and retaining individuals or entities with ability and initiative by enabling such persons to participate in the future success of the Company and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of nonqualified stock options — i.e., Options not qualifying under Section 422 of the Code. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III

ADMINISTRATION

      The Plan shall be administered by the Board. The Board shall have authority to grant Options upon such terms (not inconsistent with the provisions of this Plan), as the Board may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option. Notwithstanding any such conditions, the Board may, in its discretion, (i) accelerate the time at which any Option may be exercised, or (ii) suspend the forfeiture of any award made under this Plan. In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Notwithstanding the foregoing, any decision made or action taken by the Board under this Article III must be approved by a majority of the Independent Directors. Subject to such approval, any decision made or action taken by the Board or in connection with the administration of this Plan shall be final and conclusive. Neither the Board nor the Committee nor any member of the Board or the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. All expenses of administering this Plan shall be borne by the Company.

ARTICLE IV

ELIGIBILITY

      Any employee of the Company (whether or not such person is also a Board member) is eligible to participate in this Plan if the Board, acting on recommendation by the Committee, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company.

ARTICLE V

COMMON STOCK SUBJECT TO PLAN

5.01.	Common Stock Issued

      Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.	Aggregate Limit

      The maximum aggregate number of shares of Common Stock that may be issued under this Plan is 400,000 shares. The maximum aggregate number of shares of Common Stock that may be issued under this Plan shall be subject to adjustment as provided in Article VII.

5.03.	Reallocation of Shares

      If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.

ARTICLE VI

OPTIONS

6.01.	Award

      In accordance with the provisions of Article IV, the Board, acting on recommendation by the Committee, will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted Options in any calendar year covering more than 135,000 shares. Notwithstanding any provision contained herein to the contrary, no Participant may be granted Options covering a number of shares equal to or in excess of ten percent (10%) of the outstanding shares of Common Stock of the Company as of the grant date of such Options. In addition, Options may not be granted under the Plan if it would cause the aggregate of all Options granted to the Company’s directors, officers, employees and their affiliates to exceed ten percent (10%) of the total outstanding shares of the Company’s Common Stock on the date of grant. The Board will make grants pursuant to this Section 6.01 on the date of each annual meeting of the Company’s shareholders and at such other times as it may determine.

6.02.	Option Price

      The Option Price per share for shares of Common Stock purchased on the exercise of an Option shall be determined by the Board on the date of grant in accordance with Section 1.12; provided, however, that in no event may the Option Price be less than the Fair Market Value on the date the Option is granted.

6.03.	Maximum Option Period

      The maximum period in which an Option may be exercised shall be determined by the Board on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted.

6.04.	Nontransferability

      Each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.	Status as Employee

      In the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Board may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

6.06.	Exercise

      (a) Subject to the provisions of this Plan, including Section 6.06(b) through (f), and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine (subject to approval by a majority of the Independent Directors). An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

      (b) Options granted on or before the commencement of the Offering will become exercisable for one-third of the shares subject to the Option on the date of grant, and for an additional one-third of such shares on each of the first and second anniversaries of the date of grant.

      (c) Options granted after the commencement of the Offering will become exercisable in whole or in part on the second anniversary of the date of grant.

      (d) If a Participant remains in the continuous employ of the Company from the date of grant of an Option though the Participant’s termination of employment due to death or “permanent and total disability,” within the meaning of Section 22(e)(3) of the Code, the Participant or the Participant’s successor in interest (in the event of death) may exercise Participant’s Option or Options for all or part of the shares for which each such Option was exercisable on the date of Participant’s termination of employment, for one year following such termination of employment or, if sooner, during the period prior to the stated expiration date of the Option or Options.

      (e) If a Participant ceases to be employed by the Company for any reason other than death or “permanent and total disability,” within the meaning of Section 22(e)(3) of the Code, Participant may exercise his or her Option or Options for the number of shares for which each such Option was exercisable on the date of the Participant’s termination of employment, for three months following such termination of employment or, if sooner, during the period prior to the stated expiration date of the Option or Options.

      (f) Notwithstanding any provision of this Plan or any Agreement, no Option will become exercisable to the extent that the total number of all exercisable options and warrants to purchase Common Stock that are owned by the Company’s officers, directors and employees and affiliates of such individuals would exceed 10% of the total outstanding shares of Common Stock (as of the date such Option or portion thereof is scheduled to become exercisable) if such Option or portion thereof were to become exercisable as scheduled (the “10% Limit”). If an Option or portion thereof is scheduled to become exercisable on a certain date and the 10% Limit would be exceeded as a result of such exercisability, then such Option or portion thereof will become exercisable on the first date that such exercisability would not cause the 10% Limit to be exceeded. If Options or portions thereof issued pursuant to more than one Agreement are scheduled to become exercisable on a certain date, and the exercisability of all of such Options would cause the 10% Limit to be exceeded, then such Options will become exercisable, subject to the 10% Limit, on a pro rata basis according to the total number of shares of Common Stock scheduled to become exercisable. The preceding sentence shall be applied by taking into account options granted pursuant to all of the Company’s plans, including this Plan.

6.07.	Payment

      Subject to rules established by the Board and approved by a majority of the Independent Directors, payment of all or part of the Option price may be made in cash, a cash equivalent acceptable to the Board, with shares of Common Stock, or a combination thereof. If shares of Common Stock are used to pay all or part of the Option Price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option Price of the shares for which the Option is being exercised.

6.08.	Shareholder Rights

      No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

ARTICLE VII

ADJUSTMENT UPON CHANGE IN COMMON STOCK

      The maximum number of shares as to which Options may be granted; the terms of outstanding Options, including the Option Price and the kind of shares subject to the Options; and the per individual limitations on the number of shares of Common Stock for which Options may be granted shall be adjusted as the Board shall determine to be equitably required (i) in the event that the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Section 424 of the Code applies and in which the Company is the surviving entity, or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made by the Board under this Article VII is subject to approval by a majority of the Independent Directors and, if such approval is obtained, shall be final and conclusive.

      This Plan shall terminate and any outstanding Options will be forfeited (i) in the event of a dissolution or liquidation of the Company; (ii) in the event the Company engages in a transaction to which Section 424 of the Code applies and in which the Company is not the surviving entity; or (iii) upon the sale of all or substantially all of the assets of the Company. Notwithstanding the foregoing, in connection with or in contemplation of any of the events described in the preceding sentence, the Board may provide in writing for any of the following alternatives to termination of the Plan and forfeiture of outstanding Options, separately or in combination: (i) the assumption by the successor corporation of outstanding Options or the substitution by such corporation for such Options of options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and option prices; (ii) the continuation of the Plan by such successor corporation, in which event the Plan will continue in the manner and under the terms so provided by the Board; or (iii) a payment in cash or shares of Common Stock or other securities in lieu of and in complete satisfaction of outstanding Options. Any action taken by the Board under this paragraph is subject to approval by a majority of the Independent Directors and, if such approval is obtained, shall be final and conclusive.

      The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options may be granted; the per individual limitations on the number of shares for which Options may be granted; or the terms of outstanding Options.

      The Board may grant Options in substitution for stock options or similar awards held by an individual who becomes an employee of the Company in connection with a transaction described in the first paragraph of this Article VII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Options shall be as the Board, in its discretion, determines is appropriate.

ARTICLE VIII

COMPLIANCE WITH LAW AND APPROVAL OF

REGULATORY BODIES AND ASSURANCE OF REIT STATUS

      No Option shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan (i) except in compliance with (a) all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), (b) any listing agreement to which the Company is a party, and (c) the rules of all domestic stock exchanges on which the Company’s shares may be listed and (ii) only if such exercise or issuance of Common Stock or delivery of certificates will not jeopardize the Company’s status as a real estate investment trust under the Code. The Company shall have the right to rely on an opinion of its counsel as to such compliance and assurance of real estate investment trust status. Any stock certificate issued to evidence shares of Common Stock for which an Option is exercised may bear such legends and statements as the Board may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE IX

GENERAL PROVISIONS

9.01.	Effect on Employment and Service

      Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

9.02.	Unfunded Plan

      The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

9.03.	Rules of Construction

      Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

ARTICLE X

AMENDMENT

      The Board may amend or terminate this Plan from time to time; provided, however, that any amendment must be approved by a majority of the Independent Directors; and provided, further, that no amendment may become effective until any applicable laws, regulations, rules or requirements of any governmental authority or stock exchange on which the Common Stock is then listed are satisfied. Except as provided in Article VII, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made.

ARTICLE XI

DURATION OF PLAN

      No Option may be granted under this Plan more than five years after the commencement of the Offering. Options granted before that date shall remain valid in accordance with their terms.

ARTICLE XII

EFFECTIVE DATE OF PLAN

      Options may be granted under this Plan upon its adoption by the Board; provided that, unless this Plan is approved by a majority of the votes cast by the Company’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present, no Option shall be exercisable.

Mail merge address

INVESTOR PROXY CARD
Please Vote by JUNE 25, 2003

The undersigned hereby appoints Anthony W. Thompson and Talle A. Voorhies, either of whom may act alone, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of Common Stock of G REIT, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders thereof to be held on June 28, 2003 at 9:00 a.m. local time and at any and all postponements and adjournments thereof, upon the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS NO. 1, 2, 3, AND 4. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED “FOR” SUCH ITEM.

1.	For the election of Anthony W. Thompson, W. Brand Inlow, D. Fleet Wallace, Edward Johnson and Gary Wescombe to serve as Directors until the Annual Meeting of Shareholders of the Company to be held in the year 2004 and until their successors are elected and qualified.

☐	For All Nominees	☐	Against All Nominees	☐	Abstain

Anthony W. Thompson W. Brand Inlow D. Fleet Wallace Edward Johnson Gary Wescombe *To vote against any individual nominee, strike a line through the nominee’s name

2.	For approval of the Company’s Independent Director Stock Option Plan.

☐	For	☐	Against	☐	Abstain

3.	For approval of the Company’s Officer and Employee Stock Option Plan.

☐	For	☐	Against	☐	Abstain

4.	For ratification of the appointment of Grant Thornton, LLP as the Company’s independent auditors for 2003.

☐	For	☐	Against	☐	Abstain

5.	SIGN, DATE and RETURN: If the stock is jointly owned, both parties must sign.

Date: 2003

This proxy is solicited on behalf of the G REIT, Inc. Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, including matters incident to its conduct.

MAIL: Return the completed form in the enclosed postage-paid reply envelope.

FAX: Fax the completed form to our Investor Services Department at (714) 667-6843.

PHONE: Call our toll-free number to vote (800) 908-0638.

INTERNET: vote online at www.1031NNN.com/VoteGREIT.

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